================================================================================
--------------------------------------------------------------------------------


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2007

                           Gateway Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                 0-6404                     44-0651207
 ------------------------------     ----------                -----------------
(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                    77002
                      ------------------------------------        --------
                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------
================================================================================

Item 7.01     Regulation FD Disclosure.

         On October 3, 2007, Gateway Energy Corporation (the "Company") will be making several private investor presentations to institutional investors and advisers in New York. Robert Panico, President and Chief Executive Officer and Chris Rasmussen, Chief Financial Officer will give the presentation, which will describe the Company's core business, progress and growth strategy. Materials presented at this conference are furnished as Exhibit 99.1 hereto and are incorporated herein by reference. These materials will also be made available on the Company's website at www.GatewayEnergy. com.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

99.1 Materials for presentation by the Company on October 3, 2007 at investor meetings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  October 2, 2007

                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1 Materials for presentation by the Company on October 3, 2007 at investor meetings.